                                                                  Exhibit 23.2


                        Consent of Independent Auditors

We consent to the incorporation by reference of our report dated March 10, 1997, with respect to the consolidated financial statements and schedule of CUC International Inc. included in this Current Report on Form 8-K dated January 28, 1998, filed with the Securities and Exchange Commission, in the following Registration Statements and related Prospectuses:


Form S-3s
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33-63237, 33-95126, 333-11035, 333-13537, 333-17323, 333-17411, 333-20391,
333-23063, 333-26927, 333-35709 and 333-35707

Form S-8s
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33-26875    CUC International Inc. 1987 Stock Option Plan
33-75682    CUC International Inc. 1987 Stock Option Plan as amended
33-93322    CUC International Inc. 1987 Stock Option Plan as amended
33-41823    CUC International Inc. 1990 Directors Stock Option Plan
33-48175    Entertainment Publications Inc. 1988 Non-Qualified Stock Option
             Plan
33-58896    CUC International Inc. 1992 Bonus and Salary Replacement Stock
             Option Plan
33-91656    CUC International Inc. 1992 Bonus and Salary Replacement Stock
             Option Plan as amended
333-03241   CUC International Inc. 1992 Bonus and Salary Replacement Stock
             Option Plan as amended
33-74068    CUC International Inc. 1992 Directors Stock Option Plan
33-74066    CUC International Inc. 1992 Employee Stock Option Plan
33-91658    CUC International Inc. 1992 Employee Stock Option Plan as amended
333-00475   CUC International Inc. 1992 Employee Stock Option Plan as amended
333-03237   CUC International Inc. 1992 Employee Stock Option Plan as amended
33-75684    CUC International Inc. 1994 Employee Stock Purchase Plan
33-80834    CUC International Inc. Savings Incentive Plan
33-93372    CUC International Inc. 1994 Directors Stock Option Plan
333-09633   Sierra On-Line, Inc. 1987 Stock Option Plan
333-09637   Sierra On-Line, Inc. 1995 Stock Option and Award Plan
333-09655   Papyrus Design Group Inc. 1992 Stock Option Plan
333-22003   Knowledge Adventure 1993 Stock Option Plan
333-30649   CUC International Inc. 1997 Stock Option Plan; 1992 Employee Stock
             Option Plan; 1992 Bonus and Salary Replacement Stock Option Plan
             and Individual Option Agreements with Certain Employees
333-42503   CUC International Inc. 1997 Stock Incentive Plan
333-34517-2 HFS Incorporated 1992 Incentive Stock Option Plan; HFS
             Incorporated Amended and Restated 1993 Plan; and Cendant
             Corporation 1997 Employee Stock Option Plan
333-42549   HFS Incorporated Employee Savings Plan; PHH Corporation Amended
             and Restated Employee Investment Plan



                                             /s/ Ernst & Young LLP
                                             ERNST & YOUNG LLP

Stamford, Connecticut
January 28, 1998